UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 6, 2005

                                    CKX, INC.
               (Exact name of registrant as specified in charter)
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
             DELAWARE                               0-17436                               27-0118168
   (State or other jurisdiction                   (Commission                          (I.R.S. Employer
        of incorporation)                         File Number)                       Identification No.)

                                               650 MADISON AVENUE                           10022
                                               NEW YORK, NEW YORK                         (Zip Code)
                                               (Address of principal
                                                executive offices)

                       Registrant's telephone number, including area code: (212) 838-3100
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                  --------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           AMENDMENT TO CURRENT REPORT
                                   FORM 8-K/A

                                    CKX, INC.

                                 APRIL 18, 2005

This Amendment on Form 8-K/A amends the Current Report on Form 8-K, dated April 6, 2005, of CKX, Inc., filed with the U.S. Securities and Exchange Commission on April 7, 2005.

ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

As described in the Current Report on Form 8-K filed by CKX, Inc. (formerly Sports Entertainment Enterprises, Inc.) (the "Company") on February 8, 2005, the Company recently underwent significant changes including a change in control and the acquisition of material new assets and operations. In connection with these recent developments, on April 6, 2005, Piercy Bowler Taylor & Kern, the independent public accountants previously engaged as the principal accountants to audit the Company's financial statements, was dismissed by the Company and replaced by Deloitte & Touche LLP as the Company's principal accountants. The reports of Piercy Bowler Taylor & Kern on the Company's financial statements for the past two fiscal years have not (i) contained an adverse opinion or a disclaimer of opinion, nor (ii) been qualified or modified as to audit scope or accounting principles.

However, the report of Piercy Bowler Taylor & Kern on the financial statements of the Company for the year ended December 31, 2003 was modified as to uncertainty of the Company's ability to continue as a going concern.

In connection with the Company's financial statements for the fiscal years ended December 31, 2004 and 2003, and in the subsequent interim period from January 1, 2005 through April 6, 2005, there were no disagreements between the Company and Piercy Bowler Taylor & Kern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Piercy Bowler Taylor & Kern would have caused Piercy Bowler Taylor & Kern to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. The Company requested that Piercy Bowler Taylor & Kern furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Piercy Bowler Taylor & Kern's letter is attached to this Current Report on Form 8-K/A as Exhibit 16.1.

On April 6, 2005, the Company engaged Deloitte & Touche LLP as the Company's new principal accountants to audit the Company's financial statements. The decision to change accountants was recommended and approved by the Company's Audit Committee and Board of Directors. The Board of Directors has appointed Deloitte & Touche LLP as


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the Company's principal accountants for the fiscal year ending December 31,
2005, and Deloitte & Touche LLP has accepted this appointment.

On February 7, 2005, the Company acquired from The Promenade Trust a controlling interest in the entities which own and/or control the commercial utilization of the name, image and likeness of Elvis Presley, the operation of the Graceland museum and related attractions, as well as revenue derived from Elvis Presley's television specials, films and certain of his recorded musical works (the "Presley Business"). Deloitte & Touche LLP audited on behalf of The Promenade Trust the Presley Business' combined statements of net assets, as of September 30, 2004 and December 31, 2003 and 2002, and the related combined statements of operations and royalty income and net assets and cash flows for the nine month period ended September 30, 2004, and for each of the three years ended December 31, 2003. The Company discussed with Deloitte & Touche LLP its concurrence with the Company's accounting treatment of its acquisition of the Presley Business. During the Company's two most recent fiscal years and the subsequent interim period prior to the engagement of Deloitte & Touche LLP, the Company did not, nor did anyone on the Company's behalf, consult Deloitte & Touche LLP regarding either (A) the application of accounting principles to any other specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) between the Company and Piercy Bowler Taylor & Kern, or an event identified in response to paragraph 304(a)(1)(v) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following Exhibits are attached to this Current Report on Form 8-K/A:

Exhibit No.          Description
-----------          -----------
16.1                 Letter Regarding Change In Accountants



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CKX, INC.


                                            BY: /s/ Thomas P. Benson
                                                --------------------------------
                                                Name:  Thomas P. Benson
                                                Title: Chief Financial Officer
                                                       and Executive Vice
                                                       President

DATE: April 18, 2005


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                                INDEX TO EXHIBITS


Exhibit No.          Description
-----------          -----------
16.1                 Letter Regarding Change In Accountants